          MAFCO HOLDINGS INC./GSB PRIVATE SAILS


TERMS AND CONDITIONS FOR PRIVATE SAILS

     Sellers: Mafco Holdings Inc. ("Parent") and GSB Investments Corp., an indirect wholly-owned subsidiary of Parent ("Subsidiary", and each of Parent and Subsidiary, a "Seller").

     Purchaser:                    Credit Suisse First Boston International.

     Agent:                        Credit Suisse First Boston Corporation.

     Calculation Agent:            Credit Suisse First Boston International or
                                   an affiliate thereof. All determinations and calculations of the Calculation Agent shall be made in good faith and in a commercially reasonable manner.

     Issue: SAILS (Shared Appreciation Income Linked Securities) Mandatorily Exchangeable
                                   Securities Contract (the "Contract"),
                                   maturing on the Maturity Date, relating to the Underlying Shares. The Contract may be executed in one or more tranches (each, a "Tranche").

     Underlying Shares:            Up to 1,695,200 shares of Common Stock, par
                                   value $1.00 per share (the "Common Stock"), of Golden State Bancorp Inc. (the "Issuer").

     Aggregate Contract Price:     For any Tranche, an amount equal to the
                                   product of (a) the Issue Price for such
                                   Tranche and (b) the Base

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                   Amount for such Tranche.

     Base Amount:                  For any Tranche, the number of shares of
                                   Common Stock (the "Hedge Shares" with respect to such Tranche) sold by Purchaser in connection with hedging its exposure to the transactions contemplated hereby during the period from and including the Issue Date immediately preceding the Issue Date for such Tranche (or if there is no preceding Issue
                                   Date, the date hereof) to but excluding the Issue Date for such Tranche.

     Issue Price:                  For any Tranche, the average price per share
                                   at which Purchaser sells the Hedge Shares with respect to such Tranche. Any such sales will be made pursuant to the terms set forth under "Registration of Hedge Sales" below.

     Final Issue Date:             The date of completion of Purchaser's initial
                                   hedging activities in connection with the transactions contemplated hereby (which shall in no event be later than March 27, 2001).

     Issue Date:                   Each of the following shall be an Issue Date
                                   with respect to a Tranche: (i) the Final
                                   Issue Date and (ii) any business day on or prior to the Final Issue Date if (A) such day is designated as an Issue Date by Sellers upon three business days' written notice to Purchaser, (B) such day is the first business day following the 29th calendar day after the Issue Date immediately preceding such day (or if there is no preceding Issue Date, the Closing Date), (C) the number of Hedge Shares sold by Purchaser during

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

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          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                   the period beginning on the Issue Date
                                   immediately preceding such day (or if there is no preceding Issue Date, the Closing Date) and ending on such day is equal to or greater than 1,000,000 or (D) the Total Exposure on such day is equal or greater than $10 million.

     Total Exposure:               At any time, the product of (i) the excess,
                                   if any, of (A) the market price per share of Common Stock at such time over (B) the average price per share at which Purchaser has sold Hedge Shares during the period beginning on the immediately preceding Issue
                                   Date and ending at such time and (ii) the number of Hedge Shares sold during such period.

     Closing Date:                 For any Tranche, three business days
                                   following the Issue Date for such Tranche.


     Maturity Date:                For any Tranche, two years following the
                                   initial Closing Date.


     Maturity Price:               The average closing price per share of Common
                                   Stock on the first 20 trading days beginning
                                   30 Exchange Business Days (days when the national exchange on which the Common Stock is listed or quoted is scheduled to be open) prior to the Maturity Date.

     Threshold Price:              For any Tranche, 120% of the Issue Price for
                                   such Tranche.

     Proceeds Amount:              For any Tranche, 83.51% of the Aggregate
                                   Contract Price for such Tranche. The Proceeds
                                   Amount shall

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

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          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                   be paid by Purchaser to Subsidiary on the Closing Date for such Tranche.

     Settlement:                   On the Maturity Date, Sellers will deliver to
                                   Purchaser an aggregate number of freely
                                   transferable shares of Common Stock (or cash with an equal value) equal to the sum of the Contract Share Amounts for each Tranche.

     Contract Share Amount:        For any Tranche, the product of (a) the Base
                                   Amount for such Tranche and (b) the Exchange
                                   Rate for such Tranche.

     Exchange Rate:                The Exchange Rate for each Tranche will be
                                   equal to:

                                   (a)  if the Maturity Price is less than or
                                        equal to the Issue Price for such
                                        Tranche, one;

                                   (b)  if the Maturity Price is greater than
                                        the Issue Price for such Tranche but
                                        less than or equal to the Threshold
                                        Price for such Tranche, the quotient of
                                        such Issue Price divided by the Maturity
                                        Price; and

                                   (c)  if the Maturity Price is greater than
                                        the Threshold Price for such Tranche,
                                        one minus a fraction, the numerator of
                                        which is equal to the excess of such
                                        Threshold Price over the Issue Price for such Tranche and the denominator of which is equal to the Maturity Price.

     Early Termination:            At any time on or after the date six months
                                   following the final Closing Date, each
                                   Tranche shall be subject

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

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          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                   to termination in whole or in part at the option of Sellers, upon 35 Exchange Business Days' notice, at a price equal to Purchaser's replacement cost for the terminated portion of such Tranche, as determined by the Calculation Agent.

     Adjustments:                  The Base Amount, the Issue Price, the
                                   Threshold Price and other variables relevant to the settlement of each Tranche shall be subject to adjustment if the Issuer (i) subdivides, consolidates or reclassifies the
                                   Common Stock, (ii) pays a dividend or
                                   distribution of Common Stock, rights,
                                   warrants or other assets on the Common Stock,
                                   (iii) pays a cash dividend (other than an Ordinary Cash Dividend) on the Common Stock,
                                   (iv) makes a call in respect of Common Stock not fully paid, (v) repurchases Common Stock or (vi) takes any similar action, in each case, which action has a diluting or concentrative effect on the theoretical value of the Common Stock; provided that in the case of clause (iii) above, any such adjustment shall be made to variables other than the Base Amount.

                                   In the event of (a) a consolidation or merger of the Issuer, (b) any sale, transfer, lease or conveyance of the property of the Issuer as an entirety or substantially as an entirety, (c) any statutory exchange of securities of the Issuer or (d) any liquidation, dissolution or winding up of the Issuer, then:

                                   (i)  if the successor to the Issuer is a
                                        publicly-traded

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

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          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                        entity with a public float as large as
                                        or larger than the Issuer immediately
                                        prior to such event, so long as the
                                        consideration received by holders of
                                        Common Stock does not consist solely of
                                        non-stock consideration, Purchaser will
                                        be entitled to receive (A) on the
                                        Maturity Date the number of shares of
                                        common stock of such successor
                                        represented by the shares of Common
                                        Stock that otherwise would have been
                                        deliverable and (B) a cash payment on
                                        the date of the closing of such event
                                        (the "Reorganization Termination Date")
                                        equal to the replacement value, as
                                        determined by the Calculation Agent, of
                                        the percentage of each Tranche equal to
                                        the percentage of non-stock
                                        consideration (as a percentage of the
                                        total consideration) received in such
                                        event; or

                                   (ii) in any other case, the Maturity Date
                                        will be accelerated to the
                                        Reorganization Termination Date so that
                                        Purchaser will receive on the
                                        Reorganization Termination Date its
                                        replacement value for each Tranche, as
                                        determined by the Calculation Agent,
                                        payable in cash or any freely
                                        transferable securities received by
                                        either Seller in such event.

     Registration of Hedge Sales:  Subsidiary shall be named as a selling shareholder in a registration statement (the
                                   "Registration Statement") covering the public sale by Purchaser of shares of Common Stock in connection with hedging Purchaser's exposure to the transactions contemplated hereby. The Registration Statement

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

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          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                   shall be filed by the Issuer and declared effective under the Securities Act by the Securities and Exchange Commission. Sellers, the Issuer and Purchaser (or an affiliate of Purchaser designated by Purchaser) shall enter into an agreement (the "Registration Agreement") in connection with the public sale of such shares by Purchaser in a form customary for underwritten secondary offerings of equity securities lead managed by Credit Suisse First Boston Corporation (which agreement shall include, without limitation, representations and warranties of Sellers and the Issuer, provisions relating to indemnification of, and contribution in connection with the liability of, Purchaser and its affiliates by both the Issuer and Sellers, payment by the Issuer or Sellers of all registration expenses and the delivery by both the Issuer and Sellers of legal opinions, secretary's and executive officer's certificates, accountants' comfort letters and other customary closing documents).

     Dividend Payment:             Sellers shall pay to Purchaser on the
                                   business day following the payment of any cash dividend (other than an Ordinary Cash
                                   Dividend) with respect to the Common Stock
                                   (the "Dividend Payment Date") an amount in cash equal to the product (the "Dividend
                                   Payment Amount") of (i) the per share amount of such dividend and (ii) the sum of the Base
                                   Amounts for each Tranche on the ex-dividend date for such dividend.

     Ordinary Cash Dividends:      For any given quarterly fiscal period, cash
                                   dividends paid in respect of the Common Stock during such

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

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          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                   period, but only to the extent that the
                                   aggregate amount of cash dividends paid
                                   during such period does not exceed $0.10 per share.

     Collateral Arrangements:      Subsidiary shall deposit on the Closing Date
                                   for each Tranche, and shall maintain on and after such Closing Date, in a Collateral
                                   Account with Purchaser a number of shares of Common Stock free and clear of any liens or transfer restrictions (other than restrictions on transfer imposed by the Securities Act of 1933, as amended (the
                                   "Securities Act")) equal to Base Amount for such Tranche, to secure the obligations of Sellers in respect of such Tranche.
                                   Immediately upon payment of the Proceeds
                                   Amount, Sellers shall deliver to Purchaser any documents as Purchaser may reasonably request to evidence that such shares have been delivered free and clear of any such liens or transfer restrictions. Upon the consent of Seller, Purchaser may borrow or otherwise rehypothecate Common Stock from the Collateral Account; provided that any such borrowing or rehypothecation shall be effected such that this provision will satisfy the requirements of a securities lending transaction under Section 1058 of the Internal Revenue Code of 1986, as amended.
                                   The Collateral Agreement will include
                                   standard provisions for dividends and voting, including the loss of voting rights with respect to any shares actually borrowed or rehypothecated by Purchaser. Upon the early termination of any Tranche by Sellers, a corresponding number of shares will be returned to

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                   Subsidiary and will cease to be security.

                                   Subsidiary shall have the right at any time during the term of the Contract to substitute for all (but not less than all) of the Common Stock pledged as collateral (the "Share Collateral") United States government securities with a value at least equal to 150% of the value of the Share Collateral, marked to market on a daily basis. Upon the substitution described in the immediately preceding sentence, the Share Collateral shall be returned to Subsidiary and shall no longer be treated as collateral.

     Reimbursement Obligation:     If Sellers fail to make available (by reason
                                   of Securities Act restrictions or otherwise) at any time, a number of shares of Common
                                   Stock equal to the sum of the Base Amounts for each Tranche for the purpose of securities lending or hypothecation, Sellers shall make cash payments to Purchaser from time to time in an amount sufficient to reimburse Purchaser for any costs relating to the borrowing of such shares of Common Stock during the period such unavailability exists.
                                   Representations and Warranties: Sellers
                                   represent and warrant to Purchaser that:

                                   (a)  Each Seller is a corporation duly
                                        organized and existing in good standing
                                        under the laws of the State of Delaware;

                                   (b)  The execution and delivery of this term
                                        sheet and the performance by each Seller of such Seller's obligations hereunder do not violate or conflict

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                        with any provision of the certificate of incorporation or bylaws of such Seller, any law, order or judgment applicable to such Seller or any of such Seller's assets or any contractual restriction binding on or affecting such Seller or any of such Seller's assets (it being understood that the existence on any date after the date hereof of factual contingencies to the effectiveness on the Closing Date for any Tranche of any consent required to be obtained under any agreement in connection with the execution or delivery of this term sheet or the consummation of the transactions contemplated hereby shall not be deemed to give rise to any breach of the representation and warranty set forth in this paragraph (b) with respect to contractual restrictions binding on or affecting either Seller or any of such Seller's assets);

                                   (c)  The execution and delivery of this term
                                        sheet by each Seller and the
                                        consummation by such Seller of the
                                        transactions contemplated hereby have
                                        been duly authorized by all necessary
                                        corporate action;

                                   (d)  Each Seller has duly executed this term
                                        sheet. Each Seller's obligations under
                                        this term sheet constitute such Seller's legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability,

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                        to equitable principles of general
                                        application (regardless of whether
                                        enforcement is sought in a proceeding
                                        in equity or at law));

                                   (e)  Each Seller is acting for such Seller's
                                        own account, and has made such Seller's
                                        own independent decision to enter into
                                        this transaction and as to whether this
                                        transaction is appropriate or proper for such Seller based upon such Seller's own judgment and upon advice of such advisors as such Seller deems necessary. Each Seller acknowledges and agrees that such Seller is not relying, and has not relied, upon any communication (written or oral) of Purchaser or any affiliate, employee or agent of Purchaser with respect to the legal, accounting, tax or other implications of this transaction and that such Seller has conducted such Seller's own analyses of the legal, accounting, tax and other implications hereof; it being understood that information and explanations related to the terms and conditions of this transaction shall not be considered investment advice or a recommendation to enter into this transaction. Each Seller is entering into this transaction with a full understanding of all of the terms and risks hereof (economic and otherwise) and is capable of evaluating and understanding (on such Seller's own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks. Each Seller is also capable of assuming (financially and otherwise), and

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                        assumes, those risks. Each Seller
                                        acknowledges that neither Purchaser nor
                                        any affiliate, employee or agent of
                                        Purchaser is acting as a fiduciary for
                                        or an adviser to such Seller in respect
                                        of this transaction;

                                   (f)  The terms hereof have been negotiated,
                                        and the transactions contemplated hereby shall be executed, on an arm's length basis;

                                   (g)  Neither Seller is and, after giving
                                        effect to the transactions contemplated
                                        hereby, neither Seller will be an
                                        "investment company", as such term is
                                        defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that is required to be registered under the 1940 Act; and

                                   (h)  Neither Seller is in possession of any
                                        material non-public information
                                        regarding the Issuer.

                                   Purchaser represents and warrants to Sellers that:

                                   (a)  Purchaser is a company duly organized
                                        and existing in good standing under the
                                        laws of the jurisdiction of
                                        incorporation;

                                   (b)  The execution and delivery of this term
                                        sheet and the performance by Purchaser
                                        of Purchaser's obligations hereunder do
                                        not violate or conflict with any
                                        provision of the constitutive documents
                                        of Purchaser, any law, order or judgment applicable to Purchaser or any of Purchaser's assets or any contractual restriction binding on or affecting Purchaser or any of Purchaser's assets;

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS


                                   (c)  The execution and delivery of this term
                                        sheet by Purchaser and the consummation
                                        by Purchaser of the transactions
                                        contemplated hereby have been duly
                                        authorized by all necessary corporate
                                        action;

                                   (d)  Purchaser has duly executed this term
                                        sheet. Purchaser's obligations under
                                        this term sheet constitute Purchaser's
                                        legal, valid and binding obligations,
                                        enforceable in accordance with their
                                        respective terms (subject to applicable
                                        bankruptcy, reorganization, insolvency,
                                        moratorium or similar laws affecting
                                        creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

                                   If, at any time during the period beginning on the date hereof and ending on the final Closing Date, any of the representations and warranties of Sellers or Purchaser set forth above are not true, correct and complete as if made as of such time, the maker of such representation or warranty shall notify the other parties hereto as promptly as practicable.

     Events of Default:            The final documentation for each Tranche will
                                   contain customary Events of Default,
                                   including the following:

                                   (a)  failure to perform any covenant
                                        thereunder for 60 days after notice of
                                        breach;

                                   (b)  in the judgment of the Calculation
                                        Agent, Purchaser is unable to hedge
                                        Purchaser's

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                        exposure to the transactions
                                        contemplated hereby because of the lack
                                        of sufficient shares of Common Stock
                                        (not to exceed the sum of the Base
                                        Amounts for each Tranche) being made
                                        available for share borrowing by
                                        lenders, including without limitation
                                        lenders identified by Sellers with whom
                                        Purchaser shall consult;

                                   (c)  certain events of cross-default,
                                        bankruptcy, insolvency or reorganization with respect to either Seller; and

                                   (d)  failure to deliver (i) the freely
                                        transferable shares of Common Stock (or
                                        cash with equal value) required on any
                                        Maturity Date, (ii) the cash amounts
                                        (or, if applicable, freely transferable
                                        securities) required on any
                                        Reorganization Termination Date or any
                                        date on which any Tranche is terminated
                                        in whole or in part pursuant to the
                                        terms set forth under "Early
                                        Termination" above or (iii) any Dividend
                                        Payment Amount on any Dividend Payment
                                        Date.

                                   Upon the occurrence of an Event of Default, Purchaser may terminate any Tranche at a price (payable in Common Stock or, if Purchaser has substituted United States government securities as collateral pursuant to the terms set forth under "Collateral Arrangements" above, in cash) equal to Purchaser's replacement cost for such Tranche, as determined by the Calculation Agent.

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS


     Capital Structure:            The Contract will be a secured forward
                                   contract of each Seller.

     Conditions Precedent:         If, at any time prior to the Final Issue
                                   Date, any of the following conditions are not satisfied:

                                   (a)  the representations and warranties of
                                        each Seller shall be true and correct as if made at such time and each Seller shall have performed all of its obligations required to be performed by it hereunder;

                                   (b)  any consent required to be obtained
                                        under any agreement in connection with
                                        the execution or delivery of this term
                                        sheet or the consummation of the
                                        transactions contemplated hereby shall
                                        have been obtained and shall be in full
                                        force and effect and the conditions of
                                        any such consent shall have been
                                        satisfied;

                                   (c)  Sellers shall have delivered to
                                        Purchaser evidence acceptable to
                                        Purchaser that the condition set forth
                                        in paragraph (b) above is satisfied;

                                   (d)  the representations and warranties of
                                        Sellers and the Issuer contained in the
                                        Registration Agreement and any
                                        certificate delivered pursuant thereto
                                        shall be true and correct as if made at
                                        such time and each of Sellers and the
                                        Issuer shall have performed all of the
                                        obligations required to be performed by
                                        it under the Registration

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                        Agreement; or

                                   (e)  on each Representation Date (as defined
                                        in the Registration Agreement) that
                                        shall have occurred prior to such time,
                                        Davis Polk & Wardwell, counsel to
                                        Purchaser, in its professional judgment, shall have been able to provide an opinion to Purchaser relating to the disclosure in the Registration Statement in form and substance acceptable to Purchaser;

                                   any Tranche that has not been consummated prior to such date shall be terminated and unwound and Sellers shall deliver to Purchaser an amount in cash (the "Net Payment Amount" with respect to each such Tranche) equal to the aggregate amount of costs and expenses (including market losses) relating to the unwinding of Purchaser's hedging activities in respect of such Tranche (provided that if such Net Payment Amount is negative, Purchaser shall deliver to Subsidiary an amount in cash equal to the absolute value of such Net Payment Amount).

     Conditions Precedent to       The payment of the Proceeds Amount for each
     Payment of the Proceeds       Tranche on the Closing Date for such Tranche
     Amount:                       is subject to (a) Purchaser's legal,
                                   regulatory, credit and risk approval of the transaction, (b) the delivery by Sellers to Purchaser of a customary corporate opinion of nationally recognized counsel acceptable to
                                   Purchaser in form and substance acceptable to Purchaser, (c) the truth and correctness of the representations and warranties of each Seller and the

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                   performance by each Seller of its obligations hereunder (including without limitation the performance of the obligations set forth under "Collateral Arrangements" above) and under the final documentation described under "Breakage Costs" below, (d) the receipt by Purchaser of evidence reasonably acceptable to Purchaser that immediately upon payment of the Proceeds Amount for such Tranche, a number of shares of Common Stock equal to the Base Amount for such Tranche shall be delivered to Purchaser free and clear of any liens or transfer restrictions (other than restrictions on transfer imposed by the Securities Act) pursuant to the term set forth in "Collateral Arrangements" above and
                                   (e) the satisfaction of each condition set forth in "Conditions Precedent" above.

     Breakage Costs:               The parties expect to execute final
                                   documentation relating to each Tranche after Purchaser has completed its hedging activities in connection with such Tranche.
                                   If (i) Sellers fail to fulfill their
                                   obligations hereunder with respect to any Tranche or any of the conditions set forth in "Conditions Precedent to Payment of the Proceeds Amount" above or in the final documentation relating to such Tranche are not satisfied or (ii) final documentation reasonably satisfactory to Purchaser relating to

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS

                                   such Tranche has not been executed by 5:00 p.m., New York City time on the date six weeks following the Issue Date for such Tranche, such Tranche shall be terminated and unwound and Sellers shall deliver to Purchaser the Net Payment Amount with respect to such Tranche (provided that if such Net Payment Amount is negative, Purchaser shall deliver to Subsidiary an amount in cash equal to the absolute value of such Net Payment Amount). Notwithstanding any provision hereof to the contrary, if on the Closing Date for any Tranche, Sellers are unable to satisfy the conditions to any consent required to be obtained in order for Sellers to perform their obligations hereunder, Sellers may elect to satisfy their obligations hereunder by terminating and unwinding such Tranche and any subsequent Tranche that has not been consummated and delivering to Purchaser the Net Payment Amount with respect to such Tranche in lieu of the other payments or deliveries provided herein (provided that if such Net Payment Amount is negative, Purchaser shall deliver to Subsidiary an amount in cash equal to the absolute value of such Net Payment Amount).

     Assignment:                   The rights and duties hereunder and under the
                                   Contract and Collateral Agreement may not be assigned or transferred by any party hereto or thereto without the prior written consent of the other parties hereto or thereto;
                                   provided that Purchaser may assign or
                                   transfer any of its rights or duties
                                   hereunder or thereunder with the prior
                                   written consent of each Seller (which consent shall not be unreasonably withheld).

     Joint and Several             The obligations of Sellers hereunder shall be
     Obligations:                  joint and several.

     Governing Law:                This term sheet shall be governed by and
                                   construed

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

          MAFCO HOLDINGS INC./GSB PRIVATE SAILS



                                   in accordance with the laws of the State of New York without reference to choice of law doctrine.

By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

MAFCO HOLDINGS INC./GSB PRIVATE SAILS


Understood and Agreed to, this 29th day of December, 2000:

MAFCO HOLDINGS INC.

By: /s/ Todd J. Slotkin
   --------------------------------------
   Name:  Todd J. Slotkin
   Title: Executive Vice President and
          Chief Financial Officer



GSB INVESTMENTS CORP.

By: /s/ Todd J. Slotkin
   --------------------------------------
   Name:  Todd J. Slotkin
   Title: Executive Vice President and
          Chief Financial Officer



CREDIT SUISSE FIRST BOSTON INTERNATIONAL

By: /s/ Edmond Curtin
   --------------------------------------
   Name:  Edmond Curtin
   Title: Director-Legal and Compliance Department



By: /s/ Ritu Nagpal
   --------------------------------------
   Name:  Ritu Nagpal
   Title: Director-Legal and Compliance Department



By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION

MAFCO HOLDINGS INC./GSB PRIVATE SAILS


CREDIT SUISSE FIRST BOSTON
  CORPORATION, as Agent

By: /s/ Timothy D. Bock
   --------------------------------------
   Name:  Timothy D. Bock
   Title: Managing Director



By entering into a transaction with Purchaser, you acknowledge that you have read and understood the following terms: Purchaser is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that Purchaser or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. Any indicative terms provided to you are provided for your information only and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. The parties hereby agree that (i) Seller is not obligated to keep confidential or otherwise limit the use of any element of any description contained herein that is necessary to understand or support any United States federal income tax treatment and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Seller.

CREDIT | FIRST
SUISSE | BOSTON                           CREDIT SUISSE FIRST BOSTON CORPORATION